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                                                                   Exhibit 10.23

                        ALLMERICA FINANCIAL CORPORATION

                        LONG-TERM STOCK INCENTIVE PLAN


     Section 1.  Purpose.  The Allmerica Financial Long-Term Stock Incentive
     ---------   -------
Plan (the "Plan") has been adopted to encourage and create significant ownership of the Company's Common Stock among executive officers, other key employees and certain insurance agents and brokers of the Company and its Subsidiaries and Affiliates. The Plan may be adopted by any Subsidiary of the Company, including, but not limited to, First Allmerica Financial Life Insurance Company, The Hanover Insurance Company and Citizens Insurance Company of America. Any Subsidiary adopting the Plan agrees to adhere to the terms and conditions of the Plan as set forth below. Additional purposes of the Plan include:

     (a) To provide a meaningful incentive to Participants for making substantial contributions to the Company's long-term business growth;

     (b) To enhance the Company's and its Subsidiaries' ability to attract and retain executive officers, other key employees and certain insurance agents and brokers who will make such contributions; and

     (c) To closely align the interests of these executive officers and other key employees with those of Company stockholders by providing opportunities for them to obtain significant longer term rewards through stock ownership.

     Section 2.  Definitions.
     ---------   -----------

     (a) "Affiliate" means any entity, other than a Subsidiary, that is directly or indirectly controlled by the Company or in which the Company has a significant equity interest as determined by the Committee.

     (b) "Award" means any Stock Option, Stock Appreciation Right or Stock Award granted under the Plan.

     (c)  "Board" means the Company's Board of Directors.

     (d) "Cause" shall mean (i) the willful failure by the Participant to
                             -
perform substantially the Participant's duties as an employee of the Company (other than due to physical or mental illness), (ii) the Participant's engaging
                                                  --
in serious misconduct that is injurious to the Company, any Subsidiary or any Affiliate, (iii) the Participant's having been convicted of, or entered a plea
             ---
of nolo contendere to, a crime that constitutes a felony, (iv) the breach by the
                                                           --
Participant of any written or unwritten covenant or agreement not to compete with the Company, any Subsidiary or any Affiliate or (v) the breach by the
                                                      -
Participant of his or her duty of loyalty to the Company, any Subsidiary or any Affiliate.

     (e) "Change in Control" means the occurrence of any of the following events: (i) the members of the Board at the beginning of any consecutive twenty-
         -
four calendar month period (the "Incumbent Directors") cease for any reason other than due to death or retirement to constitute at least a majority of the members of the Board, provided that any director whose election or nomination for election by the Company's stockholders was approved by a vote of a least a majority of the members of the Board at the beginning of such twenty-four calendar month period shall be treated as an Incumbent Director; (ii) any
                                                                   --
"person" including a "group" (as such terms are used in Section 13(d) and 14(d)(2) of the 1934 Act, but excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; or
(iii) the stockholders of the Company
 ---

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shall approve a definitive agreement (1) for the merger or other business
                                      -
combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger or other business combination and in which the stockholders of the Company immediately prior to the effective date of such merger or other business combination own less than 50% of the voting power in such corporation or (2) for
                                                                          -
the sale or other disposition of all or substantially all of the assets of the Company.

     (f) "Change in Control Price" means the highest price per Share offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

     (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (h) "Committee" means a committee of not less than two non-employee members of the Board, appointed by the Board to administer the Plan. The Committee shall be comprised of members who qualify to administer this Plan as contemplated by Rule 16b-3 under the 1934 Act (or any successor rule thereto).

     (i) "Common Stock" means the common stock, par value $.01 per share, of the Company.

     (j) "Company" means Allmerica Financial Corporation, a corporation established under the laws of the State of Delaware.

     (k) "Disability" shall mean long-term disability as defined under the terms of the Company's or any Subsidiaries' applicable long term disability plans or policies.

     (l) "Early Retirement" with respect to a Participant shall mean retirement under any qualified pension plan maintained by the Company or any of its Subsidiaries or Affiliates at or after the earliest age at which a Participant may retire and receive an immediate, but actuarially reduced, retirement benefit under such plan. If a Participant is not a participant in such a plan, "Early Retirement" shall mean retirement at or after age 55 with at least 15 years of service with the Company or a Subsidiary.

     (m) "Fair Market Value" means, with respect to Common Stock, the fair market value of a Share as determined by the Committee in good faith in such manner as shall be established by the Committee from time to time; provided that at any time that the Common Stock is traded on an established securities market, Fair Market Value means the last reported sale price at which the Common Stock is traded on such date or, if no Common Stock is traded on such date, the most recent date on which Common Stock was traded, as reflected on such public market. Under no circumstances shall the Fair Market Value be less than the par value of the Common Stock.

     (n) "Incentive Stock Option" or "ISO" means a Stock Option to purchase Shares awarded to a Participant which is intended to meet the requirements of
Section 422 of the Code or any successor provision.

     (o) "Non-Qualified Stock Option" or "NQSO" means a Stock Option to purchase Shares of Common Stock awarded to a Participant which is not intended to meet the requirements of Section 422 of the Code or any successor provision.

     (p) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (q) "Normal Retirement" with respect to a Participant shall mean retirement under any qualified pension plan maintained by the Company or any of its Subsidiaries or Affiliates at or after the earliest age at which a Participant may retire and receive a retirement benefit under such plan without an actuarial reduction for early commencement of benefits. If a Participant is not a participant in such a plan, "Normal Retirement" shall mean retirement at or after age 65 with no minimum service requirement.

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     (r) "Participant" means a person selected by the Committee (or its delegate as provided under Section 4) to receive an Award under the Plan.

     (s) "Reporting Person" means an individual who is subject to Section 16 of the 1934 Act by virtue of his or her relationship with the Company.

     (t) "Senior Management" means the executive officers (within the meaning of Rule 3b-7 under the 1934 Act) of the Company from time to time, whether such persons are officers of the Company or of a Subsidiary.

     (u) "Shares" means shares of the Common Stock of the Company.

     (v) "Stock Appreciation Right" or "SAR" means an Award in the form of a right to receive a payment equal to the excess of Fair Market Value as of the date of exercise over the base value of the SAR.

     (w) "Stock Award" means an Award to a Participant comprised of Common Stock or valued by reference to Common Stock granted under Section 7 of the Plan.

     (x) "Stock Option" means an Award in the form of the right to purchase a specified number of Shares at a specified price during a specified period.

     (y) "Subsidiary" shall mean any entity of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such entity.

     Section 3.  Effective Date.  Subject to the approval of the stockholders of
     ---------   --------------
the Company, the Plan shall be effective as of May 22, 1996. Senior Management, however, shall not be eligible to participate until the later of the date the Board adopts the Plan with respect to Senior Management or October 17, 1996. No Awards may be made under the Plan after ten years from the effective date or earlier termination of the Plan by the Board.

     Section 4.  Administration.  The Plan shall be administered by the
     ---------   --------------
Committee. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable. The Committee shall also have full discretion to interpret the provisions of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant. To the extent permitted by applicable law and the provisions of the Plan, the Committee may delegate to one or more employee members of the Board the power to make Awards to Participants who are not Reporting Persons.

     Section 5.  Eligibility.  Any executive officer or other key employee
     ---------   -----------
(including, without limitation, insurance agents, brokers and independent agents) of the Company, any Subsidiary or any Affiliates shall be eligible to receive an Award under the Plan, provided that such participation would not jeopardize (i) the Plan's compliance with Rule 16b-3 under the 1934 Act or any successor rule, and (ii) the Company's ability to register shares underlying the Plan on Registration Statements on Form S-8 pursuant to the Securities Act of 1933, as amended, or any successor form. Directors who are not employees shall not be eligible to be granted Awards under the Plan.

     Section 6.  Stock Available for Awards.
     ---------   --------------------------

     (a) Common Shares Available.  The maximum number of Shares available for
         -----------------------
Awards under the Plan with respect to each fiscal year the Plan is in effect will be 2.25% of the total Shares of outstanding Common Stock of the Company as of the start of each such fiscal year plus any Shares available for Awards under the Plan in prior fiscal years but not used. Shares of Common Stock underlying any Awards which are forfeited, canceled,

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reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the Shares of Common Stock available for issuance under the Plan.

     (b) Share Usage Limits.  For the period that the Plan is in effect, the
         ------------------
aggregate number of Shares that may be issued on exercise of Stock Options and as Stock Awards shall be as follows: (i) an amount equal to the sum of (a) five percent (5%) of the number of Shares outstanding at the close of business on May 20, 1997, plus (b) an amount, not to exceed 1,172,000 Shares, equal to the number of Shares underlying Awards granted under the Plan and not surrendered as of May 20, 1997; and (ii) thereafter, commencing with the annual meeting of shareholders in 1998, increasing annually the maximum number of Shares that may be issued under the Plan by an amount equal to one and one-quarter percent (1.25%) of the number of Shares outstanding at the close of business on the day of each annual meeting of shareholders for the term of the Plan. Additionally, the aggregate number of Shares that may be covered by Awards for any one Participant over the period that the Plan is in effect shall not exceed 500,000 Shares.

     (c) Adjustments.  In the event of any stock dividend, stock split,
         -----------
combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting Shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of Shares that may be issued under the Plan; (ii) the number of Shares covered by each outstanding Award made under the Plan; and (iii) the option, base or purchase price per Share for any outstanding Stock Options, Stock Appreciation Rights and other Awards granted under the Plan, provided that any such actions are consistently and equitably applicable to all affected Participants. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants or grant commitments from an acquired entity shall not reduce the Shares available for issuance under the Plan.

     Section 7.  Awards.
     ---------   ------

     (a)  General.  The Committee (or its delegate, as permitted under Section
          -------
4), shall determine the type or types of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with Sections 4 and 8 of the Plan. Awards may be granted singularly, in combination, or in tandem such that the settlement of one Award automatically reduces or cancels the other. Awards may also be made in replacement of, as alternatives to, or as form of payment for grants or rights under any other employee compensation plan or arrangement of the Company, including the plans of any acquired entity.

     (b)  Stock Option.  A Stock Option shall confer on a Participant the right
          ------------
to purchase a specified number of Shares from the Company subject to the terms and conditions of the Stock Option grant. Stock Options may be in the form of ISOs or NQSOs. The terms and conditions of ISOs shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder. Anything in the Plan notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under the Plan be so exercised, so as to disqualify the Plan or, without the consent of the optionee, any ISO granted under the Plan, under Section 422 of the Code. The Committee shall establish the option price at the time each Stock Option is awarded, provided that such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date the Stock Option is granted. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an ISO is awarded to such Participant, the option price shall not be less than 110% of the Fair Market Value at the time such ISO is awarded. The aggregate Fair Market Value at time of grant of the Shares covered by ISOs exercisable by any one optionee in any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code). The maximum number of Shares that may be issued as ISOs is 2,350,000 Shares.

     Each Stock Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify at or after the time of grant; provided, however, that if the Committee does not establish a different exercise schedule at or after the date of grant of a Stock Option, such Stock Option shall become

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exercisable in five approximately equal annual installments on each of the first, second, third, fourth and fifth anniversaries of the date the Stock Option is granted. A Stock Option shall not be exercisable after the expiration of ten years from the date of grant. The recipient of a Stock Option shall pay the exercise price for the Shares in cash or pursuant to such other arrangements as are satisfactory to the Committee, including, without limitation, using Shares valued at Fair Market Value on the date of exercise. The Committee may also permit Participants to have the option price delivered to the Company by a broker pursuant to an arrangement whereby the Company, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker. A Stock Option may include forfeitability contingencies based on continued employment with the Company or a Subsidiary. In addition, a violation of a continued employment provision may entitle the Company or a Subsidiary to repurchase the Shares obtained through the Stock Option at the original exercise price, without interest.

     Unless the Committee shall otherwise permit a Stock Option to remain exercisable for such greater or lesser period (but not beyond its otherwise stated term) as the Committee shall specify at or after the grant of such Stock Option, a Stock Option shall be exercisable following the termination of a Participant's employment with the Company and each Subsidiary and Affiliate only to the extent provided in this paragraph. If a Participant's employment terminates due to the Participant's death, Disability, Normal Retirement or Early Retirement with the consent of the Committee, the Participant (or, in the event of the Participant's death or Disability during employment or during the period during which a Stock Option is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option held by the Participant at the time of such termination, regardless of whether then exercisable, for up to three years (or such greater or lesser period as the Committee shall determine at or after grant) following the date of such termination, but in no event after the date the Stock Option otherwise expires. If a Participant's employment is terminated for Cause or, if following the Participant's termination of employment, the Committee determines that the Participant's employment could have been terminated for Cause, all Stock Options held by the Participant shall immediately terminate, regardless of whether then exercisable and any Stock Option exercised by the Participant in anticipation of his/her For Cause termination shall be rescinded and the stock returned to the Company and/or its Subsidiary and the exercise price returned to the Participant. Any option exercised 60 days before notice of termination and all options exercised after notice of termination shall be considered to be exercised in anticipation of termination.

     (c) Stock Appreciation Rights (SARs).  An SAR grant shall confer on a
         --------------------------------
Participant the right to receive in Shares, cash or a combination, up to the positive difference, if any, between the Fair Market Value of a designated number of Shares when the SARs are exercised and the base price of the SAR contained in the terms and conditions of the Award. The Committee shall have the authority to grant an SAR in tandem with a Stock Option, in addition to a Stock Option, or freestanding and unrelated to a Stock Option. An SAR granted in tandem or in addition to a Stock Option may be granted either at the same time as the Stock Option or at a later time. An SAR shall not be exercisable after the expiration of ten years from the date of grant. Shares issued in settlement of the exercise of SARs shall be valued at their Fair Market Value on the date of exercise.

     The Committee shall establish the base price of the SAR at the time the SARs are awarded; provided that the price of an SAR shall not be less than 100% of the Fair Market Value of Common Stock on the date the SAR is granted. The Committee shall determine the time or times at which or the event or events (including, without limitation, a Change in Control) upon which an SAR may be exercised in whole or in part; provided, however, that unless otherwise specified by the Committee at or after grant, an SAR granted in tandem with a Stock Option shall be exercisable at the same time or times as the related Stock Option is exercisable.

     (d) Stock Awards.  A Stock Award shall confer on a Participant the right to
         ------------
acquire a specified number of Shares for a purchase price (which may be zero) or the right to receive a cash equivalent payment or a combination of both subject to the terms and conditions of the Award, which must include forfeitability contingencies based on continued employment with the Company or a Subsidiary or on meeting performance criteria or both. A Stock Award based on continued employment must have a minimum vesting period of three years from the date of the Stock Award and a Stock Award based on performance must have a minimum vesting period of one year from the date of the Stock Award. The minimum vesting provision may not, under any circumstances, be waived. A Stock Award may be in the form of Shares or share units. In no event shall more than

                                      57
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25% of the total amount of Shares available under the Plan be granted as Stock
Awards.  Such 25% limit shall be subject to the replenishment provision in
Section 6(a).

     If the vesting of a Stock Award is conditioned in whole or in part upon the attainment of specified performance goals or targets (or if the vesting of a Stock Award that will vest upon the passage of time and the Participant's continued employment is accelerated upon the attainment of such goals or targets), such goals and targets shall be determined by the Committee and set forth in the specific Award agreements. Such performance goals or targets may be related to the performance of (i) the Company; (ii) a Subsidiary or an Affiliate, (iii) a division or unit of the Company, any Subsidiary or any Affiliate, (iv) the Participant or (v) any combination of the foregoing, over a performance period or periods established by the Committee. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any Stock Award to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (e.g., from corporate to Subsidiary or business unit performance or vice versa), as the Committee shall deem necessary or appropriate. In making any such adjustment, the Committee shall adjust the number of Shares subject to any such Stock Award or take other appropriate actions to prevent any enlargement or diminution of the Participant's rights related to service rendered and performance attained prior to the effective date of such adjustment.

     Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to a Stock Award outstanding at the time of the Participant's termination of employment with the Company and each Subsidiary and Affiliate shall be determined pursuant to this paragraph. In the event that a Participant's employment terminates due to the Participant's (i) death, (ii) disability, (iii) retirement; or, (iv) early retirement with the consent of the Committee, a pro-rated portion of any unvested Shares subject to a Stock Award shall become vested based on the number of days the Participant actually worked since the date the Stock Award was granted (or in the case of any award which becomes vested in installments, since the date, if any, on which the last installment of such Stock Award became vested); provided that, in the case of an award with respect to which the restrictions will lapse, if at all, based on the attainment of performance goals or targets, such vesting shall be deferred until the end of the applicable performance period and be based on that number of Shares of such Stock Award, if any, that would have been earned based on the attainment or partial attainment of such performance goals or targets. Any portion of any Stock Award that has not vested at the date of a Participant's termination of employment (or which does not become vested until after such date under the preceding sentence) shall be forfeited as of such termination date (or, if applicable, such deferred vesting date).

     Section 8.  General Provisions Applicable to Awards.
     ---------   ---------------------------------------

     (a) Transferability and Exercisability.  Unless the Committee shall permit
         ----------------------------------
(on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's immediate family, a Guardian, or to a trust or similar vehicle for the benefit of such immediate family members ("Permitted Transferees"), any Award under this Plan will be non-transferable and accordingly shall not be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution; provided, however, that in no event shall the Committee permit any Award to be transferable if the effect thereof would be to cause any other nontransferable Award to fail to qualify for the exemptive relief available under Rule 16b-3 promulgated under the 1934 Act. During the Participant's lifetime, only the Participant (or the Participant's Permitted Transferees, if any) shall be able to exercise any Stock Option or SAR awarded to the Participant. If so permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distribution under this Plan upon the Participant's death.

     (b) General Restriction.  Each Award shall be subject to the requirement
         -------------------
that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration, exemption or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless

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such listing, registration, qualification, exemption, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

     (c) Tax Withholding.  The Company or any Subsidiary which adopts the Plan
         ---------------
shall have the right to deduct from any settlement of an Award, including the delivery or vesting of Shares, made under the Plan, a sufficient amount to cover withholding of any federal, state or local taxes required by law or to take such other actions as may be necessary to satisfy any such withholding obligations. The Committee may require or permit Shares to be used to satisfy required tax withholding and such Shares shall be valued at their Fair Market Value on the date the tax withholding is effective.

     (d) Documentation of Grants.  Awards made under the Plan shall be evidenced
         -----------------------
by written agreements or such other appropriate documentation as the Committee shall prescribe. Any written agreement or other such documentation shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto. The Committee need not require the execution of any instrument or acknowledgment of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award and acceptance of the Award in accordance with the terms of this Agreement

     (e) Settlement.  The Committee shall determine whether Awards are settled
         ----------
in whole or in part in cash, Shares or other Awards. The Committee may require or permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash.

     (f) Change in Control.  Except as provided below, in the event of a Change
         -----------------
in Control, each Stock Option (including, for this purpose, any SAR granted in tandem with such Stock Option) and each freestanding SAR (whether or not then exercisable) shall be cancelled in exchange for a payment in cash of an amount equal to the excess of the Change in Control Price (or, in the case of any ISO, the excess of the Fair Market Value on the date of exercise) over the exercise or base price thereof and all Stock Awards shall become nonforfeitable. Notwithstanding the immediately preceding sentence, no cancellation, cash settlement or acceleration of vesting shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

     (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control;

     (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

     (iii) have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

     (iv) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the

                                      59
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Participant's principal place of employment to another location, in each case without the Participant's written consent.

     Section 9.  Miscellaneous.
     ---------   -------------

     (a) Plan Amendment.  The Board or the Committee may amend the Plan as it
         --------------
deems necessary or appropriate to better achieve the purposes of the Plan, except that no amendment without the approval of the Company's stockholders shall be made which would (i) increase the total number of Shares available for issuance under the Plan, (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

     (b) No Right to Employment.  No person shall have any claim or right to be
         ----------------------
granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable agreement or other documentation of an Award.

     (c) No Rights as Shareholder.  Only upon issuance of Shares to a
         ------------------------
Participant (and only in respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

     (d) No Fractional Shares.  No fractional shares shall be issued under the
         --------------------
Plan, however, the Committee may provide for a cash payment as settlement in lieu of any fractional shares.

     (e) Other Company Benefit and Compensation Programs.  Except as expressly
         -----------------------------------------------
determined by the Committee, settlements of Awards received by Participants under this Plan shall not be deemed as part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company or Subsidiary benefit or severance program (or severance pay law of any country). The above programs notwithstanding, the Company may adopt other compensation plans or arrangements as it deems appropriate or necessary.

     (f) Unfunded Plan.  The Plan shall be unfunded and shall not create (or be
         -------------
construed to create) a trust or a separate fund(s). Likewise, the Plan shall not establish any fiduciary relationship between the Company, any Subsidiary or Affiliate and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, any Subsidiary or Affiliate.

     (g) Successors and Assignees.  The Plan shall be binding on all successors
         ------------------------
and assignees of a Participant, including, without limitation, the estate or beneficiaries of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

     (h) Governing Law.  The validity, construction and effect to the Plan and
         -------------
any actions taken under or relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

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